SECOND AMENDMENT TO
                   WESTWINDS THIRD AMENDED AND RESTATED
                         TITLE CLEARING AGREEMENT
                                (LAWYERS)

         This Amendment is made and entered into as of March 28, 1995, by and among Fairfield Communities, Inc., a Delaware corporation (referred to herein as "FCI"); Fairfield Myrtle Beach, Inc., a South Carolina corporation and wholly-owned subsidiary of FCI (referred to herein as "FMB"); Fairfield Acceptance Corporation, a Delaware corporation and wholly-owned subsidiary of FCI (referred to herein as "FAC"); Lawyers Title Insurance Company, a Virginia corporation (referred to herein as "Nominee"); The First National Bank of Boston, Boston, Massachusetts (collectively referred to herein together with all past, present and future participants as "Bank of Boston"), as agent and lender to Fairfield pursuant to the FCI Boston Loan Agreement (as hereinafter defined); The First National Bank of Boston, Boston, Massachusetts, as agent and lender to FAC (referred to herein as "Agent Bank") pursuant to the FAC Boston Loan Agreement (as hereinafter defined); and Capital Markets Assurance Corporation, a New York stock insurance company, as collateral agent (referred to herein as "1995 Collateral Agent"), pursuant to the 1995 Credit Agreement (as hereinafter defined). This Amendment amends that certain Westwinds Third Amended and Restated Title Clearing Agreement dated as of November 15, 1992, as previously amended (the "Agreement"). Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed in the Agreement.

                           W I T N E S S E T H:

         WHEREAS, pursuant to Section 15(b) of the Agreement, FCI, FMB, FAC, Nominee, Bank of Boston and Agent Bank can amend the Agreement to identify and segregate a separate pool of Sales Contracts and the Intervals relating thereto, which are to be sold or pledged pursuant to a pooling, pledge or sale agreement; and

         WHEREAS, FAC has sold certain Sales Contracts to Fairfield Capital Corporation, a Delaware corporation (referred to herein as "FCC") pursuant to a Receivables Purchase Agreement, dated as of March 28, 1995 (the "1995 Purchase Agreement"), which Sales Contracts have in turn been pledged by FCC to the 1995 Collateral Agent for the benefit Triple-A One Funding Corporation, a Delaware corporation (referred to herein as "Triple-A"), pursuant to the 1995 Credit Agreement; and

         WHEREAS, The First National Bank of Boston, both individually and as Agent Bank, has released its lien upon and its interest in the Sales Contracts and the underlying Intervals pledged to the 1995 Collateral Agent; and

           WHEREAS, the parties hereto wish to amend the Agreement in order to identify and segregate those Sales Contracts and the related Intervals pledged to the 1995 Collateral Agent;

         NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

         1. Section 1 of the Agreement is hereby amended by adding thereto the following definitions (and by striking any definitions which are supplanted by the definitions set forth below):

         Bank means, as appropriate,  The First National Bank of Boston,
         ----
   as lender pursuant to the FCI Boston Loan Agreement, the Agent Bank, as lender pursuant to the FAC Boston Loan Agreement, the 1992 Purchaser, the 1993-A Trustee or the 1995 Collateral Agent, as applicable.

         1995   Collateral  Agent   means  Capital   Markets   Assurance
         ------------------------
   Corporation, a New York stock insurance company, as collateral agent for the benefit of itself and Triple-A pursuant to the 1995 Credit Agreement.

         1995 Credit Agreement means that certain Credit Agreement dated
         ---------------------
   as of March 28, 1995, by and among FAC, as servicer, FCI, FCC, as borrower, the 1995 Collateral Agent, as collateral agent, and Triple-A, relating to loans to be made by Triple-A to FCC.

         FAC  means, as  appropriate, Fairfield  Acceptance Corporation,
         ---
   individually or in its capacity as servicer under the 1993-A Pledge Agreement or the 1995 Credit Agreement.

         FAC Boston Loan Agreement means the Third  Amended and Restated
         -------------------------
   Revolving Credit Agreement dated September 28, 1993, as amended, by and between FAC and Agent Bank.

         FCC   means   Fairfield   Capital   Corporation,   a   Delaware
         ---
   corporation.

         FCI  Boston  Loan  Agreement  means  the  Amended and  Restated
         ----------------------------
   Revolving Credit Agreement dated September 28, 1993, as amended, by and between FCI, FMB and The First National Bank of Boston and its past, present and future participants.

         1995 Intervals means those Intervals which give rise to certain
         --------------
   Sales  Contracts  pledged,  assigned  and  transferred  to  the  1995
   Collateral Agent pursuant to the 1995 Credit Agreement. The 1995 Intervals are listed on Schedule E attached to this Agreement and made a part hereof, as amended from time to time.

         Loan Agreement  means, as appropriate, (i) the  FCI Boston Loan
         --------------
   Agreement, (ii) the FAC Boston Loan Agreement, (iii) the 1992 Sale Agreement, (iv) the 1993-A Pledge Agreement, or (v) the 1995 Credit Agreement. The use of the defined term "Loan Agreement" herein to identify one of the various pooling, pledge or sale agreements is for convenience only and shall not be construed to characterize the assignment or transfer of the related Intervals and Sales Contracts as loan transactions.

         Operating  Agreement  means  the  Third  Amended  and  Restated
         --------------------
   Operating Agreement dated as of December 9, 1994, between FCI and FAC, as amended.

         Triple-A means  Triple-A One  Funding Corporation,  a  Delaware
         --------
   corporation.

         2. The third sentence of Section 2 of the Agreement is hereby amended to read as follows:

               "Except for those Properties in which the beneficial interest has been transferred or pledged to the 1992 Purchaser, the 1993-A Trustee or the 1995 Collateral Agent, the beneficial interest in all the Properties underlying the Sales Contracts conveyed to Nominee pursuant to this Agreement shall originally be in Fairfield, and at such time as the Sales Contracts are transferred to FAC pursuant to the Operating Agreement, the beneficial interest in the Properties underlying those Sales Contracts transferred to FAC shall pass to FAC with the transference of said Sales Contracts."

         3. Subsection 3(b) of the Agreement is hereby amended to read as follows:

               "(b)  Nominee's function  and responsibility  during  the
         existence of this Agreement will be to (i) hold record title to the Properties for the benefit of the other parties hereto, FFC and FCC, (ii) convey title as directed upon the written request of Fairfield or FAC, as applicable, as the beneficial owner at such time, and, if applicable, as servicer under the 1993-A Pledge Agreement or the 1995 Credit Agreement, except as provided by Section 12 hereof; (iii) contemporaneously with the conveyance of any of the Properties that qualify for deeding in accordance with the terms of the Sales Contracts, pursuant to authorization from the related Bank as set forth herein, cause with respect to such Properties such Bank's underlying
         Mortgage, if any, to be released of record; (iv) where requested by FCI or a Purchaser, as the case may be, cause to be issued a title insurance policy to the Purchaser provided all title requirements are properly met and the appropriate premium has been paid; and (v) execute such instruments as required to be executed pursuant to Section 11 hereof. Nominee may authorize any third party, including any employee of FAC or FCI, by power of attorney, to execute any instrument required by this Section 3(b)."

         4. The second sentence of Subsection 4(c) of the Agreement is hereby amended to read as follows:

               "Such assignments shall take the form of a 'Document of Sale and Assignment of Beneficial Interest' or a 'Document of Pledge and Assignment of Beneficial Interest,' which shall identify those Sales Contracts and the underlying Properties giving rise to such Sales Contracts. Nominee shall be entitled to rely upon such "Documents of Sale and Assignment of Beneficial Interest" and "Documents of Pledge and Assignment of Beneficial Interest" in determining beneficial ownership of and security interests in the Properties."

         5. Section 4 of the Agreement is hereby amended by adding the following paragraph thereto:

               "(f) FCC has provided Nominee with copies of assignments evidencing (i) the transfer of beneficial interest in the 1995 Intervals and the related Sales Contracts from FAC to FCC pursuant to the 1995 Purchase Agreement and (ii) the pledge and assignment of such assets and interests from FCC to the 1995 Collateral Agent pursuant to the 1995 Credit Agreement. FAC, as servicer under the 1995 Credit Agreement, or the 1995 Collateral Agent shall provide Nominee with copies of any future assignments of beneficial interest in the 1995 Intervals, which assignments shall be in the form of a certificate and shall identify the 1995 Intervals and related Sales Contracts assigned thereby. To be effective, any such assignment submitted to Nominee by FAC shall be accompanied by an approval, in writing, of the 1995 Collateral Agent. Nominee shall be entitled to rely upon such certificates in determining beneficial ownership of the 1995 Intervals."

         6. Subsection 5(c) of the Agreement is hereby amended to read as follows:

               "(c) All payments made by Purchasers pursuant to the terms of their Sales Contract shall be made directly to FCI, FAC, the 1992 Purchaser or FCC, as the case may be, for the benefit of the relevant Bank, if any, pursuant to the terms of the related Loan Agreement. No payments are to be received by Nominee."

         7. Section 6 of the Agreement is hereby amended to read as follows:

                "6.  Default by Purchaser.  Where Purchaser has recorded
                     --------------------
         his/her  Sales  Contract and  Purchaser defaults  and otherwise refuses to reconvey legal or equitable title to Nominee, Nominee shall assign the recorded Sales Contract to FCI or FAC (as applicable, as the beneficial owners of such recorded Sales Contract, or, if applicable, as servicer under the 1993-A Pledge Agreement or the 1995 Credit Agreement) for foreclosure or other appropriate action. Subject to the provisions of
         Section 12 hereof, Nominee may rely on the written request of FCI or FAC, as applicable, in regard to the assignment of said recorded Sales Contracts."

         8. The second sentence of Section 10 of the Agreement is hereby amended to read as follows:

               "Each Bank shall indemnify and hold harmless Nominee from any and all claims, demands, actions or causes of action, including all costs and expenses of any nature that Nominee may incur in connection therewith, which relate to or arise out of any action or failure to act of the Nominee, which action or inaction was in good faith pursuant to and in reliance upon written instructions from such Bank to the Nominee."

         9. The first paragraph of Section 12 of the Agreement is hereby amended to read as follows:

               "In the event of default of Fairfield, FAC, FFC or FCC under any of the Loan Agreements, the related Bank shall notify Nominee in writing of such event at such time as notice of such default is given to Fairfield, FAC, FFC or FCC, as the case may be, which writing shall identify those Properties giving rise to Sales Contracts related to the defaulted Loan Agreement and may further instruct Nominee that, with respect to such
         Properties, Nominee shall act only upon the written instructions of the related Bank and any prior lienholder with respect to such Properties and the related Sales Contracts, whereupon Nominee shall only take action with respect to the Properties identified in the notice, notwithstanding instructions of FCI, FAC, FFC or FCC to the contrary, as directed by the related Bank and any prior lienholder."

         10. The second paragraph of Section 12 of the Agreement is hereby amended to read as follows:

               "The receipt of any notice of default shall relate only to the specific Loan Agreement identified therein. As to all other Loan Agreements, Nominee shall continue to act upon the written request of Fairfield, FAC, Bank of Boston, Agent Bank, the 1992 Purchaser, the 1993-A Trustee or the 1995 Collateral Agent, as the case may be, as to the Properties relating thereto."

           11. Section 13 of the Agreement is hereby amended by adding the following paragraph thereto:

               "Notwithstanding  anything  herein to  the  contrary  and
         specifically notwithstanding the provisions of Section 3(a) hereof, the interest in Properties related to the 1995
         Intervals granted to the 1995 Collateral Agent by this Agreement and the 1995 Credit Agreement are hereby deemed superior and senior to any and all interests granted pursuant to the Mortgages listed in Schedule B hereto. The parties hereto acknowledge that Nominee holds title to the 1995
         Intervals for the benefit of the purchasers of the 1995 Intervals and the 1995 Collateral Agent, subject only to the terms and conditions of the related Sales Contracts and the 1995 Credit Agreement, respectively. The Nominee shall not transfer, pledge or assign the 1995 Intervals except as expressly provided herein."

         12. Section 14(c) of the Agreement is hereby amended to read as follows:

               "(c) No party may make an assignment of its interest in this Agreement without obtaining the written consent of the other parties hereto; provided, however, that to the extent permitted by the 1995 Credit Agreement, the 1995 Collateral Agent may be replaced or succeeded as a party to this Agreement without the consent of the other parties hereto. The parties further agree to execute additional documents as may be necessary to carry out the purposes of this Agreement and protect the interests of all parties hereto."

         13. Section 15(b) of the Agreement is hereby amended to read as follows:

         "(b) This Agreement may also be amended solely for the purpose of identifying and segregating a separate pool of Sales Contracts, and the Intervals relating thereto, which are to be sold or pledged pursuant to a pooling, sale or pledge agreement, by an instrument in writing signed by FCI, FMB, FAC, Nominee and The First National Bank of Boston, both individually and as Agent Bank. Any amendment undertaken pursuant to this paragraph 15(b) shall not relate to or affect Intervals listed on Schedules C, D or E attached hereto, nor shall it in any way impair or amend the rights of the 1992 Purchaser, the 1993-A Trustee or the 1995 Collateral Agent under this Agreement. An executed copy of any Amendment undertaken pursuant to this paragraph 15(b) shall be provided to all parties to this Agreement."

         14. The third sentence of Section 15(c) of the Agreement is hereby amended to read as follows:

               "Upon termination, title to the Properties shall be conveyed by Nominee in accordance with the written instructions of FCI, FAC, the 1993-A Trustee or the 1995 Collateral Agent, as the case may be, as the beneficial owner or the assignee of the beneficial ownership of such Properties at such time; except, however, if Nominee has been notified by a Bank in writing that a default has occurred under a Loan Agreement, as described more fully in Section 12 of this Agreement, Nominee shall convey title to the Properties underlying the defaulted Loan Agreement in accordance with the written instructions of the related Bank and first lienholder with respect thereto."

         15. Section 16 of the Agreement is hereby amended by adding thereto the following addresses (and by striking any addresses which are supplanted by the addresses set forth below):


                     The First National Bank of Boston
                     ---------------------------------

                                             Counsel:
   Linda J. Carter                           Marcia Robinson
   The First National Bank of Boston         Bingham, Dana & Gould
   115 Perimeter Center Place, N.E.          150 Federal Street
   Suite 500                                 Boston, Massachusetts  02106
   Atlanta, Georgia  30346                   (617) 951-8535
   (404) 393-4676                            Telecopy:  (617) 951-8736
   Telecopy:  (404) 391-9811



                   First Commercial Trust Company, N.A.
                   ------------------------------------
                                       Counsel:
   Bonnie McKenzie                     Heartsill Ragon, III
   First Commercial Trust Company,     Gill Law Firm
      National Association             425 West Capitol
   Capitol and Broadway Streets        Little Rock, Arkansas  72201
   First Commercial Building,          (501) 376-3800
      7th Floor                         Telecopy:  (501) 372-3359
   Little Rock, Arkansas  72201
   (501) 371-6702
   Telecopy:  (501) 371-6610


                   Capital Markets Assurance Corporation
                   -------------------------------------

   885 Third Avenue, 14th Floor        Counsel:
   New York, NY  10022                 Skip Stern, Esq.
   Attn:  Head of Exposure             Sidley & Austin
     Management                        One First National Plaza
   (212) 891-8806                      45th Floor
   Telecopy:  (212) 755-5462           Chicago, IL  60603
                                       (312) 853-7267
                                        Telecopy:  (312) 853-7036


         16. The Agreement is hereby amended to add as Schedule E thereto the 1995 Intervals described on Exhibit A to this Amendment.

         17. All provisions of the Agreement remain in full force and effect.

         18. An executed copy of this Amendment shall be provided to all parties to the Agreement.

         19. This Amendment shall be construed in accordance with and governed by the laws of the State of Arkansas. In the event that any clause or provision of this Amendment is declared to be invalid, the invalidity of any such clause or provision shall not affect the remaining clauses and provisions of this Amendment which shall remain in full force and effect.

         20.     This  Amendment   may  be  executed  in   one  or  more
   counterparts, all of which shall constitute one and the same instrument.



                   [THIS SPACE LEFT BLANK INTENTIONALLY]



           DATED as of the date first above written.


                                       FAIRFIELD COMMUNITIES, INC.;
                                       FAIRFIELD MYRTLE BEACH, INC.


   /s/ Kim Thompson                 BY: /s/Robert W. Howeth
  --------------------------           -----------------------------
   Witness                           TITLE: Senior Vice President


                                     FAIRFIELD ACCEPTANCE CORPORATION

    /s/ Les R. Baldege              BY:/s/ Robert W. Howeth
  --------------------------           -----------------------------
   Witness                           TITLE: President


                                     LAWYERS TITLE INSURANCE CORPORATION


  /s/M.E. Hastings                   BY:  /s/ Randall E. Cox
 ----------------------------           ---------------------------
   Witness                           TITLE: Senior Vice President


                                     THE FIRST NATIONAL BANK OF BOSTON,
                                       as agent and lender under the FCI
                                       Boston Loan Agreement

   /s/John Fletcher                  BY:  /s/Linda J. Carter
  ----------------------------          ----------------------------
   Witness                           TITLE: Vice President


                                       THE FIRST NATIONAL BANK OF BOSTON,
                                       as agent and lender under the FAC
                                       Boston Loan Agreement


   /s/John Fletcher                  BY: /s/ Linda J. Carter
  ----------------------------          -----------------------------
   Witness                           TITLE:Vice President


                                      CAPITAL MARKETS ASSURANCE CORPORATION
                                       as 1995 Collateral Agent


   /s/John Fletcher                  BY:/s/Eric Rosensweig
  ----------------------------          ------------------------------
   Witness                           TITLE: Vice President





                               EXHIBIT A

                               SCHEDULE E
                               ----------

                              1995 INTERVALS

                           [Information Omitted]